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Investor Day Presentation

November 20, 2003

Safe Harbor Statement

Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," “will,” "anticipate,"
"should," "planned," "estimated,” “projected,” “forecasted” (or the symbols “E” “F” “G” or “P”), "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements.
Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements.  Such risks, uncertainties and contingencies are described in detail in Management’s
Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) declining usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) difficulties in our efforts to integrate the Sprint Publishing & Advertising operations into our own and our ability to achieve synergies in connection with the acquisition; (6) SBC’s or DonTech’s actions could adversely impact our results of operations and financial condition; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper.

During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on 8-K disclosing 2002 adjusted pro forma results filed with the SEC on July 23, 2003, and our Current Report on 8-K discussing non-GAAP financial measures filed with the SEC on May 2,
2003, each of which is available on our web site under “Investor Information,” “SEC Filings.”

Agenda

Name

Experience

Topic

23 years (all yellow pages)
17 years at RHD

David C. Swanson

Chairman & Chief
Executive Officer

Company & Industry Overview

20 years (all yellow pages)

20 years at RHD

Michael R. Boyce

Vice President
Marketing

Yellow Pages as an
Advertising Medium

29 years (all yellow pages)
9 years at RHD (previously
board member)

Peter J. McDonald

Senior Vice President &
President, Donnelley
Media

Overview of Donnelley Media

Our Sprint Branded Business

28 years (8 yrs yellow
pages)
8 years at RHD

George F. Bednarz

Vice President &
General Manager,
Publishing & IT

Overview of Directory Services

and an Integration Update

20 years in finance
2 years at RHD

Steven M. Blondy

Senior Vice President
& CFO

Financial Overview and
Investment Thesis

Break

Overview of R.H. Donnelley

Publishes the first-
ever telephone
directory together
with The Chicago
Telephone Company

1886

RHD acquires SPA,
becoming a fully-
integrated publisher
of yellow pages
directories

2003

Begins relationship
with Illinois Bell (SBC
predecessors)

1908

Acquired by Dun &
Bradstreet

1961

Begins relationship
with Sprint
predecessors

1980

RHD becomes a
publicly traded
company

1998

Established 1886

Overview of R.H. Donnelley

Established 1886

Sixth largest U.S. directory publisher

18 States

260 Sprint(R) brand directories with a total
circulation of 18 million and 160,000
local advertisers

50 year publishing, trademark and
non-compete agreements with Sprint
or its successor

Perpetual partnership with SBC(R)

DonTech: exclusive agent for 129 SBC brand
directories in Illinois/Indiana with total circulation of 10 million and 100,000 local advertisers

Approximately 28% of total RHD EBITDA

Only U.S. publicly traded stand- alone yellow pages
publisher

RHD Corp
RHD Inc.
Donnelley Media
Directory Services
DonTech

Directory Services 4%
DME Advertising 96%

DonTech Partnership 28%
DME 72%

6

R.H. Donnelley Today

2003E EBITDA

2003E Revenues

SBC Branded
Products

(50/50 Partnership)

Sprint

Branded

Products

Publishing &
Informational
Services for
DME &
DonTech

R.H. Donnelley Corporation Stock Price vs. Russell 2000 and S&P 500
for the period July 1, 1998 to October 31, 2003
(indexed)

Indexed Price
275.0
240.0
205.0
170.0
135.0
100.0
65.0

7

History of Shareholder Value Creation

RHD up 155.4%

Russell 2000
up 9.4%

S&P 500
down 11.2%

RHD stock has significantly outperformed the S&P 500 and
Russell 2000

2003 Highlights:  Operational

The acquisition of Sprint Publishing and Advertising
is already showing positive results

Improved results in all sales metrics and employee turnover

Reduced bad debt expense from $34 million in 2002 to an
estimated $25 million in 2003

Reduced headcount from 1,600 to 1,350

Successfully completed systems integration – 6 months
ahead of schedule

Ahead of schedule achieving synergy and efficiency targets

Launched first online city guide and digital yellow pages
product

2003 Highlights:  Financial

The acquisition of Sprint Publishing and Advertising
is already showing positive results

Expect to generate EBITDA of $407 million in 2003

Forecast full year free cash flow of $230 million which will be used to repay acquisition debt

Stock price has increased 38% since beginning of the

  year and 68% since the SPA acquisition was announced

  in September 2002

Overview of R.H. Donnelley

Q:  What’s the value proposition?

Q:  What is Directional Media?

A:  Directional Media

Q:  What business are we in?

  A:  Where people go to find who sells the products

 and services they seek when they’re ready to buy

  A:  Generating high quality prospects with an exceptional

 conversion rate for those that advertise in our

 products

Overview of R.H. Donnelley

How we create value for our advertisers today

Internet Yellow Pages
APEX
Professional house painting.
Reasonable prices.
FREE ESTIMATES
CALL TODAY
OR VISIT US ONLINE AT
WWW.APEX.COM
555-6778
Print Yellow Pages
Wireless Search
Digital Cable
Electronic and Human Search Assistance

RHDonnelley

12

Leveraging Data and Content Across
Multiple Platforms

PDAs

New distribution channels = New opportunities

Near Term Strategic Focus

Reduce Debt

Create financial flexibility

Strengthen Current Market Positions

Integrate the business model

Expand online product offerings

Edge outs, start ups, small acquisitions

Marketing Services offerings

Yellow Pages as an Industry

HEALTHSOUTH
The Bizarre Reign of King Richard
Fannie Mae: Why It's a Buy
50 BEST COMPANIES FOR MINORITIES
FORTUNE
The Good Book
I had this dream the other night. I'm interviewing
Lou Gerstner. We're in his office in Manhattan, and
he's in a good mood. Why not? He bailed out of
IBM at the right time, and he's now chairman of
Carlyle Group, a high-profile investment company
where guys like George H.W. Bush, James Baker,

Yellow Pages “Sexiest Business Around”
According to Fortune Magazine Article

What’s All The Fuss About?

Stable growth

Strong cash flow

Predictable profitability

Consumers who are ready to buy

Superior ROI for advertisers

$ in millions
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,504
$3,815
$1,767
$1,636
$571
$448
$798
$335
SBC
Verizon
Bell South
Dex Media
R.H. Donnelley
Yellow Pages Group
YellowBook USA
TransWestern

17

Top North American Directory Publishers

2002 Revenue

RBOC

Independent Incumbent

Competitive Independent

Source:  Banc of America Securities Research and Company Reports

Independent
Publishers
10.0%
Incumbent
Publishers
90.0%

RHDonnelley

18

Incumbent Competitive Advantage

Incumbent advantages have allowed for sustained premium pricing

Incumbent Competitive Advantage

“Official” telephone book

High brand recognition

Broader distribution

More accurate & robust content

Greater consumer retention

Higher usage

Source:  SIMBA Information, Yellow Pages Market Forecast 2002.

              Yell Group (reflects Yell Group’s US operations, assuming advertising sales of £241 million and an exchange rate of $1.6979 per £ on 10/29/03).

              TransWestern Publishing.

2001 Publishing Market Share

EBITDA Margins

Incumbent Margins               50%+

Independent Margins         15% - 25%

YP Industry Revenues
Growth Rate
$16
$14
$12
$10
$8
$6
$4
$2
$0
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$8.9
$9.2
$9.3
$9.5
$9.8
$10.2
$10.7
$11.4
$12.1
$12.9
$13.9
$14.7
$14.9
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

19

Consistent and Stable Growth

($ in billions)

Source:  Veronis Suhler Stevenson Communications Industry Forecast & Report July 2003

U.S. Directories Advertising Revenue

Year-over

year growth

7.2%

3.4%

1.1%

2.2%

3.2%

4.1%

4.9%

5.8%

6.5%

6.9%

7.8%

5.2%

1.1%

Growth From Existing Accounts 12%
Renewed Revenue From Existing Accounts 80%
New Business Accounts 8%

RHDonnelley

20

Source:  YPIMA, 2002 Industry Forecast January 2002

              Yellow Page Publishers, 2000 Benchmarking Study

Substantial Recurring Revenue

90% Recurring Annual Revenue

High recurring revenue

High customer retention

Primary or only advertising vehicle for

  many small and medium-sized

  businesses

High penetration of small and medium-

  sized businesses in average market

TV
19%
Cable
6%
Radio
9%
Outdoor
2%
Newspapers
19%
Magazines
5%
Yellow Pages
6%
Online
3%
Other
31%

RHDonnelley

21

Relative US Market Share

2003E Advertising Pie

Source:  Deutsche Bank estimate, Universal McCann, Television Advertising Bureau, Paul Kagan Associates Inc., Cable Television Advertising Bureau, Radio
Advertising Bureau, Outdoor Advertising Association

2003 Yellow Pages revenue

estimated to be $14.5 billion

Yellow Pages represents the 5th

 largest advertising market

Market share exceeds

 magazine, outdoor and online.

 Tied with cable.

Yellow Pages as an
Advertising Medium

Directional Media?

Creative  Advertising

Drive Awareness

                                Develop Needs

                                Reinforcing Brand

                                Promotion

Reach

Create Impressions

Passive Audience

Radio

Newspaper

Magazine

Direct Mail

Television

Sprint
Las Vegas
July 2003
702
What's in this book is now online.
And that's just for starters!
www.bestredyp.com

RHDonnelley

24

Directional Media?

Directive Advertising

Active Consumers

Resource Tool

                                Buying Mode

                                Solves for Needs

Distribution

References

Yellow Pages as Directional Media

Relevant – references are initiated by consumer

Decision-Impacting – “point of sale advertising”   – 58% are shopping; 69% view ads

Recent – last chance to impact shopping decision

Ready-to-buy – 89% of those who use the YP’s make or intend to make a purchase

Way to Reach Your Best Customers – YP users spend 25% more

Good for Your Business –

The typical business makes over 340 sales per year per display ad.

54% are new customers

Competitive with Other Media –   cost per buyer influenced less than other media

Source: CRM Associates Yellow Pages Trends and Opportunities 2002 December 2002

Female
60%
Male
40%

Some
College
26%
College
Grad
34%
HS Grad
33%
< High
School
7%

<$10,000
6%
$60,000+
32%
$10<$25,000
17%
$25
<$40,000
24%
$40 <
$60,000
21%

50-64
22%
65+
9%
18-24
11%
25-34
20%
35-49
38%

Yellow Page Users Spend About 25% More Than Average Consumers

26

Diverse Users

Source:  YPIMA 2002 Facts and Media Guide

Gender

Education

Annual Income

Age

Usage Drivers

Life Events

Getting Married

Purchasing First Home

Having a Baby

Separated/Divorced

Changing Jobs

Child Graduating College

Retirement

Purchasing Retirement Condo

Daughter Getting Married

Newly

Created

Needs

for

Products

& Services

Shopping

Needs

Increased usage

89% of Users Make or Intend

to Make a Purchase

Drivers of YP Usage (% increase in directory use)

76

73

73

66

65

63

61

61

59

51

49

85%

Getting Married

Last Home Mortgage Payment

Collect from Pension

Buying First Home

Changing Job

New Baby

Youngest Child Graduating

Separated / Divorced

Youngest Daughter Getting Married

Youngest Child Leaving Home

Retirement

Selling or Changing Home

Source:  YPIMA 2002 Facts and Media Guide

25.0%
20.0%
17.0%
9.0%
9.0%
8.0%
6.0%
5.0%
5.0%
Yellow Pages
Newspapers
Direct Mail
Television
Online Services
Coupons
Catalogs
Magazines
Radio

RHDonnelley

29

Influencing Consumer Behavior

Yellow Pages Influences More Buyers Than Any Other Media

Source:  NFO Media Impact 2002

Restaurants 1,247
Physicians & Surgeons 1,149
Auto Parts - New & Used 600
Auto Repair 522
Pizza 449
Auto Dealers - New & Used 297
Attorneys 282
Hospitals 268
Beauty Salons 268
Dentists 263

Computers - Software 84
Retirement Homes 83
Internet Services 80
Bail Bonds 67
Siding Contractors 60
Computer Service & Repair 57
Mortgage & Real Estate Loans 53
Motorcycles 42
Real Estate 35
Schools-Business & Vocations 33

RHDonnelley

30

Most Referenced Categories

Top 10 Reference
Headings
Annual references by heading (2001 - in millions)

   In 2002 users referenced directories approximately 15.2 billion times

Fastest-growing Headings:
References
(percent growth from 1999 to 2001)

Source:  YPIMA 2002 Facts and Media Guide

Strong Advertiser Base

As an industry, we are the Marketing and Advertising

Resources for many of our customers

Dominated by SME’s

Local Establishments

<20% revenues originate from national

Service Industries

Attorneys/Physicians/Plumbers/Movers/Contractors

Limited Marketing Resources

Attorneys
856
Physicians & Surgeons
554
Insurance
338
Dentists
319
Plumbing Contractors
242
Storage
192
Movers
161
Auto Repair/Service
158
Auto Dealers (New)
144
Roofing Contractors
142
Garden & Lawn Equipment
29
Landscape
28
Plumbing Contractor
26
Storage
21
Carpet/Rug Clean
20
Internet
20
Windows
20
Cellular Telephones
20
Loans
19
Cable TV
18

RHDonnelley

32

Who are Yellow Pages advertisers?

Top 10 Headings by
Revenue

Annual revenue by heading (2001 - in millions)

Source:  YPIMA 2002 Facts and Media Guide

Almost 50% of Yellow Pages revenue is generated by 50 headings

Fastest-growing Headings:
Revenue

(percent growth from 1999 to 2001)

$60
$50
$40
$30
$20
$10
$0
$51
$37
$33
$19
$16
$9
Yellow Pages
Internet
Newspapers
Radio
Magazines
Television

$70
$60
$50
$40
$30
$20
$10
$0
$9
$19
$29
$57
$66
$5
Yellow Pages
Newspapers
Magazines
Radio
Television
Internet

33

Strong/Measurable Results

Avg. Sales Return On Investment
Per Dollar Invested

Cost Per Buyer Influenced

Median Values By Media For Top
Headings

14

Source:  CRM Associates Yellow Pages Trends and Opportunities 2002  December 2002

YellowPages.com

SMARTpages.com

YAHOO!

SUPERPAGES.COM
BETTER PAGES FOR BETTER DECISIONS

overture
search performance

Google

RHDonnelley

34

Internet as Directive Media

TODAY

Products vs. Services

National in Scope

                                Out of Area Information

Research vs. Selection

Multiple Business Models with

No Proven Winner

Yellow Pages and the Internet

Local
Products &
Services

Yellow Pages

15.2 billion References

Internet

Search/References

Product

Searches

Local

Searches

National
Searches

Research
Tool

Local searches over the Internet are still evolving

Directive Media Success Online

  Accurate Data

  Depth and Breadth of Local Content

  Readily Available………Always on

  Simplicity for Local Merchants

  Reliable and transparent return on investment

Key Points

Yellow Pages:

Directive In Nature

Active Consumers Predisposed To Buying

Diverse and Attractive User Base

Rich Content at the Local Level

Attractive Advertiser Segment

Cost Efficient with Measurable Performance

Well Positioned to Migrate to the Digital Environment

Directories vs. Other Media

✓		✓	✓	✓		✓
✓				✓		
✓						
✓						
✓						✓
✓	✓					
✓						
✓		✓				
✓						
✓					✓	✓

39

Investment Characteristics vs. Other Media

RHD

Outdoor

Radio

TV

News

Direct

Internet

Strong Brand Value

Stable/Predictable

Visible Renewals

Strong Market Share

Reference Conversion

Annual Contracts

50%+ Margin

Low Cap Ex

High Cash Conversion

No Regulatory Constraints

17.6x
13.7x
12.8x
11.2x
10.8x
9.1x
8.4x
TEV / EBITDA
Radio
Outdoor
Diverse Media
Publishing
TV
R.H. Donnelley
European directories

RHDonnelley

40

EBITDA Valuation: Favorable to Other Media

Source:  Deutsche Bank Securities Inc.

53%
38%
35%
34%
22%
Directories
Radio
Outdoor
Broadcast TV
Newspapers

41

Cash Conversion: Favorable to Other Media

Estimated Margin: EBITDA minus CapEx

Source:  Deutsche Bank Securities Inc.

Equity / FCF
27.8x
23.0x
18.5x
16.8x
15.4x
12.2x
7.1x
Radio
Diverse Media
TV
Publishing
Outdoor
European directories
R.H. Donnelley

RHDonnelley

42

Favorable Free Cash Flow Multiples

Cash is a Fact

Source:  Deutsche Bank Securities Inc.

Company Overview

RHD Corp
RHD Inc.
Donnelley Media
Directory Services
DonTech

45

Organizational Structure

SBC Branded
Products

(50/50 Partnership)

Sprint

Branded

Products

Publishing &
Informational
Services for
DME &
DonTech

Donnelley Media

What is Donnelley Media?

Group of 800 professionals

Focused on growing Sprint brand yellow page and publishing

  business

160,000 local advertisers and 4,000 national customers

Services 3,500 communities

Produces $550 million in sales

Distributes over 18 million directories

Key Markets

States where Sprint has LEC operations

Indicate LEC operations

Diverse Geographic Footprint

Key Markets Statistics

Top Ten Markets Exceed National Average

in Key Economic Drivers

95.0%
93.0%
91.0%
89.0%
87.0%
85.0%
% of Sales
92.9%
90.4%
88.5%
2000
2001
2002

RHDonnelley

50

Recurring Revenue Prior to Acquisition

10.5%
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
% of Sales
10.2%
8.8%
8.5%
2000
2001
2002

RHDonnelley

51

New Business Performance Prior to
Acquisition

3.1%
(0.8%)
(3.0%)
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
% of Sales
2000
2001
2002

RHDonnelley

52

Net Gain Performance Prior to Acquisition

Strategic Focus

1.

Focus on Core Business

•  Execution

2.

Expand the Footprint

3.

New Products

Marketing

Paid for Performance

Centralized

Advertising

PR

Research

Pricing

New Products -

Print/Electronic

Marketing

Paid for Performance

Decentralized

Field Marketing

Localized Product Development

Local Market Plan

Edge Outs

New Books

Advertising

Brand Focused

vs.

Retention and

Usage Focused

Market Investment Plan (MIP)

Top 40 Markets for 2004

Finance – Sales –

  Marketing – Training

Local franchise presents

  its Business Plan

6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
Net Sales Gain
3.0%
-7.9%
2003
2004F

RHDonnelley

58

Hunterdon County

Sales Organization

Training

Local

National

Sales

Recruiting - Hiring - Training

Former

Now

Newspaper Ads

Agencies/Referral

Limited Sales Experience

Trainers from top 20% of Sales Force

No Program

Management Development Program

Concept Learning

17 Page Script

3 Weeks

8 Week Training Program

Limited Accountability

Total Accountability

Limited Pay

Pay For Performance

Training Results Comparison

Former Process

Current Process

Timeframe

6/02 - 11/02

6/03 - 11/03

# of Trainees

39

31

Sales

$321,000

$565,000

Net Gain

-0.5%

8.9%

Turnover

41%

19%

Local Sales

2 Regions

10 Divisions

3 Levels of Premise

3 Levels of Telephone

Sales Process Changes/Execution

Assignments Earned

Objectives Increased

Increased Variable

 Compensation

Geo-coded Assignments

Sales Reports

Sales Recognition

1.2 MILLION
BUSINESSES IN
SPRINT MARKETS
660,000
POTENTIAL
YELLOW PAGE
ADVERTISERS
160,000
CUSTOMERS

64

Market Coverage

500,000 Potential Advertisers!!

Assign accounts by

  Geo-code

Call on potential

  customers

Have a great value

  story

Pay for results

National Sales

Manages Over 100

CMR Agency

Relationships

Experienced Quality

Team

Budgets

Planning & Analysis

Billing

Credit

Collections

Customer Service

Print & Distribution

Finance & Operations

3%
2%
1%
0%
% of Sales
2.1%
0.7%
Industry Average
RHD 2003 E

RHDonnelley

67

Write-offs as a Result of Errors and
Omissions

Source: 2000 YPPA Benchmarking Study

50
40
30
20
10
0
Millions
$25
$44
$34
$25
2000
2001
2002
2003 E

68

Bad Debt

95.0%
93.0%
91.0%
89.0%
87.0%
85.0%
% of Sales
92.9%
90.4%
88.5%
91.3%
2000
2001
2002
2003 E

RHDonnelley

69

Recurring Revenue

10.5%
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
% of Sales
10.2%
8.8%
8.5%
9.3%
2000
2001
2002
2003 E

70

New Business Performance

% of Sales
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
(3.0%)
3.1%
(0.8%)
(3.0%)
1.0%
2000
2001
2002
2003 E

71

Net Gain Performance

1.

Focus on Core Business

Execution

2.

Expand the Footprint

3.

New Products

Strategic Focus

Expand the Footprint

From Dial Tone Boundaries

to Shopping Patterns

bestredyp.com
The Best RED Yellow Pages™

Las Vegas

RHDonnelley

74

New Products - Digital

Sprint had no electronic solution

Launched first city guide and on-line yellow pages in Las

Vegas in July 2003

www.bestredyp.com

Began selling internet product

Greater than 40% acceptance rate

Additional prototypes in 2003

50 additional markets in 2004

Less than $1.0 million to launch

Doesn’t cannibalize the print product

Search optimization

Key Take-aways

Outstanding Markets

Experienced Management Team

Proven Business Process

Strong Value Proposition

Directory Services

Directory Services – Value Proposition

Provides a comprehensive array of Production and IT
services to DME, DonTech, SBC and RHD Corporation

  High Quality

  Cost Efficient

  Business Partner focused on contributing to the
success of its customers

Graphics Center:

Employees:                85

Dunmore, PA

Publishing & IT:

Publishing:             215

IT:                                    100

IT Contractors:       40

Raleigh, NC

Directory Services – Publishing & IT

Graphics Center:

Employees:                85

Bristol, TN

Providing Comprehensive Services

Directory
Manufacturing
Process

Billing &
Collections

Directory
Distribution

Customer
Service

Compilation

Composition

Graphics

Ship to Printer

Delivery
Information
Database

Directory Billing
Extract
Information

Billing System

Collection
System

Imaging
System

Customer
Service
System

Establish
Database

Marketing
Plans

Sales
Prep

Sales
Campaign

Listing
Management

Ad File
Conversion

Prepare
Assignments

Build Pre-spec Ads

Marketing
Information System

Build Spec Ads

Enter sales orders
into database

Send Ad order
confirmation letters
to customers

Produce Sales
Management
Reports

Calculate
Commissions

The Yellow Page Process

Sprint
Las Vegas
Internet
Yellow
Pages
Google
Search
Optimization
Electronic and
Human Search Assistance
Wireless
Search
Digital Cable

RHDonnelley

80

Directory Services - A Digital Publishing
Center

Core

Database

PDAs

$30
$25
$20
$15
$10
1998
1999
2000
2001
2002

$800
$700
$600
$500
$400
$300
$200
$100
$0
1998
1999
2000
2001
2002

RHDonnelley

81

Directory Services – Key Cost Metrics

Directory Services’ focus on performance management is driving operational efficiencies

Graphics Cost per Advertisement

Cost Per
Yellow Page Produced

2000
2001
2002
2003F
$3,300,000
$2,900,000
$2,500,000
$2,100,000
$1,700,000
$1,300,000
$900,000
$500,000
$100,000
$3.0 mm
$1.7 mm
$1.0 mm
$456 k

82

Publishing Claims – Dollars Written Off
Due to Errors and Omissions (DME & DonTech)

Customer Adjustment Levels Well Below Industry Averages!!!!

-39%

-55%

-45%

-85%!!!

Information Technology

Core

Database

Marketing

Information

Publishing

Systems

Customer

Service

Product Delivery

Sales

Performance

Reporting

Commissions

Billing

Payroll

Sales Automation

Financial

Raleigh Information Center

Responsible for managing all RHD

Systems

Development

Operations

Engineering

Core database feeds other fully

integrated databases and systems

Highly reliable performance

provided by state-of-the-art data

center

Scalable infrastructure to support

evolving business needs

Raleigh Information Center

Core

Database

Marketing

Information

Publishing

Systems

Customer

Service

Product Delivery

Sales

Performance

Reporting

Commissions

Billing

Payroll

Sales Automation

Financial

Core

Database

Marketing

Information

Publishing

Systems

Customer

Service

Product Delivery

Sales

Performance

Reporting

Commissions

Billing

Payroll

Sales Automation

Financial

Systems Conversion & Integration

SPA’s Systems

Systems Conversion & Integration

Raleigh Information Center

Core

Database

Marketing

Information

Publishing

Systems

Customer

Service

Product Delivery

Sales

Performance

Reporting

Commissions

Billing

Payroll

Sales Automation

Financial

Completed Systems integration, converted 20 million records and published first directory from the Raleigh Information Center Platform within 9 months of acquiring SPA!

Benefits of Completing Systems

Conversion and Integration six

months ahead of plan --

Realize “Run Rate” synergies

earlier

Implement common set of

business procedures and

workflows

Monitor business performance

from one “radar screen”

Establish “one culture” business

environment

DonTech

Overview of DonTech

Exclusive local sales agent for 129 SBC directories published in

Illinois and NW Indiana

Relationship began in 1908

50/50 perpetual partnership

Operates separately from RHD with 628 employees

RHD provides IT, billing and pre-press publishing services under separate agreements with SBC Directory operations

Various governance and agreement terms serve to protect RHD’s economic and business interests

Self-funding; free cash flow positive entity

Publishing/Brand
Marketing
Print & Distribution
National Sales
HR
IT
Billing
Credit/Collections
Customer Service

88

Overview of DonTech

DonTech

Local Sales

Local Sales Mgmt

General Admin

Illinois/NW Indiana Yellow Pages

Board of
Directors

Pre Press

IT Services

Billing Services

Sales Support Systems

SBC Publishing Services Contracts

Activity adds scale while $18 mm revenue helps cover our
fixed cost base

Pre-Press Publishing

For all directory products sold by DonTech

IT Services

Access to Customer Service, Marketing, Sales Reporting and

Commission systems

Billing Services

Customer bill information for all DonTech customers in print-ready format for inclusion in SBC billing process

Partnership Pros & Cons

Cons

Limited ability to affect marketing

Limited operating leverage

Limited ability to protect profit through

expense control

Declining earnings and cash flow in

the short term

Pros

Senior cash flow entitlement through

revenue participation interest

Limited exposure to expenses

Cap on Claims and Bad Debt

Provides leverage-able cash flow

No capital investment required

Publishing services contract helps to

cover fixed costs associated with the

publishing facility

Self-funding; free cash flow positive

entity

Partnership Issues & Opportunities

Nevertheless, it’s important to establish appropriate
expectations once we turn the corner, as Chicagoland
economy is expected to lag U.S. average

Current Research & Initiatives at DonTech/SBC

Relative to other major markets, Chicagoland remains a

  promising Yellow Page market

Attractive overall Yellow Page reference and usage

Users prefer the “complete and accurate” incumbent product

These both translate to high value to advertisers

Local Economy – Most Significant Performance Driver

Markets

1993-

2003

Index

2003-

2013E

Index

1993-

2003

Index

2003-

2013E

Index

1993-

2003

Index

2003-

2013E

Index

Sprint Markets

Las Vegas, FL

5.4%

472.0%

2.6%

267.0%

7.0%

213.0%

3.9%

185.0%

8.0%

216.0%

3.6%

183.0%

Orlando, FL

2.8%

243.0%

2.1%

214.0%

4.7%

144.0%

3.3%

156.0%

5.4%

146.0%

3.1%

156.0%

Ft. Meyers, FL

2.8%

242.0%

2.1%

219.0%

4.0%

121.0%

3.3%

159.0%

4.7%

128.0%

3.1%

158.0%

Naples, FL

4.4%

387.0%

2.3%

233.0%

5.9%

180.0%

3.8%

180.0%

6.6%

180.0%

3.2%

165.0%

Tallahassee, FL

1.4%

126.0%

1.5%

158.0%

3.5%

107.0%

2.8%

131.0%

3.8%

102.0%

2.6%

134.0%

Ocala, FL

2.5%

221.0%

1.4%

144.0%

4.3%

131.0%

2.6%

123.0%

5.1%

138.0%

2.4%

121.0%

Fayetteville, NC

0.6%

49.0%

1.0%

100.0%

2.2%

66.0%

2.2%

103.0%

3.1%

85.0%

1.9%

95.0%

Ft. Walton, FL

1.3%

117.0%

1.7%

175.0%

3.5%

105.0%

2.9%

138.0%

4.3%

117.0%

2.7%

136.0%

Charlotte, VA

1.8%

155.0%

1.4%

141.0%

3.7%

112.0%

2.3%

108.0%

4.0%

108.0%

2.3%

115.0%

Punta Gorda, FL

2.4%

207.0%

2.8%

294.0%

4.2%

128.0%

4.1%

195.0%

4.6%

126.0%

3.8%

195.0%

DonTech Market

Chicago, IL

1.0%

84.0%

0.7%

75.0%

3.2%

99.0%

1.9%

91.0%

3.3%

90.0%

1.7%

87.0%

USA

1.1%

100.0%

1.0%

100.0%

3.3%

100.0%

2.1%

100.0%

3.7%

100.0%

2.0%

100.0%

Source: Woods & Poole.

Population CAGR

Personal Income CAGR

Retail Sales CAGR

Appendix

Reconciliation of non-GAAP measures
(con’d)

Amounts in millions

2003E

Reconciliation of GAAP net loss to EBITDA and adjusted EBITDA

Net loss - GAAP

(51)

$

Plus tax benefit

(38)

Plus interest expense, net

179

Plus depreciation and amortization

66

Less other income

(2)

EBITDA

154

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

316

Less expenses that would have been reported for publication

   sales made prior to acquisition absent purchase accounting

(63)

Adjusted EBITDA

407

$

Reconciliation of non-GAAP measures
(con’d)

Amounts in millions

2003E

Reconciliation of cash flow from operations to

free cash flow

Cash flow from operations - GAAP

247

$

Less capital expenditures

(17)

Free cash flow

230

$

Reconciliation of non-GAAP measures
(con’d)

Amounts in millions

2003E

Reconciliation of publication sales for Sprint-branded directories to GAAP net revenue

Publication sales in the period

549

$

Less publication sales for January 2003 directories that were not recognized as revenue due to purchase accounting

(102)

Less publication sales not recognized as revenue in current period

(212)

Gross directory advertising revenue

235

Pre-press publishing revenue

20

Other revenue

1

Net Revenue - GAAP

256

$

Reconciliation of non-GAAP measures

Amounts in millions

2003E

Reconciliation of GAAP net loss to normalized EBITDA and calculation of DonTech partnership income as a percent of normalized EBITDA and net loss

DonTech partnership income - GAAP

114

$

Net loss  - GAAP

(51)

$

Plus tax benefit

(38)

Plus interest expense, net

179

Plus depreciation and amortization

66

Less other income

(2)

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

316

Less expenses that would have been reported for publication

   sales made prior to acquisition absent purchase accounting

(63)

Less revenue from pre-press publishing contract that expired

   December 2002 and all services provided ceased March 2003

(3)

Plus restructuring charge

10

Less favorable adjustment to bad debt provision to more properly reflect management's best estimate of bad debts to be incurred

(6)

Other

1

Normalized EBITDA

409

$

DonTech partnership income as percent of normalized EBITDA

28%

DonTech partnership income as percent of GAAP net loss

224%